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                                                                    Exhibit 10.1


                   SECOND STOCK OPTION MODIFICATION AGREEMENT

         This Second Stock Option Modification Agreement (the "Modification") is entered into as of May 31, 2000 by and between Werner Holding Co. (PA), Inc. a Pennsylvania corporation (the "Company") and the person identified as Optionee on the signature page hereof ("Optionee").

         WHEREAS, Optionee currently holds the stock options to purchase Class C Common Stock of the Company which are set forth below the signature of Optionee below (the "Options"); and

         WHEREAS, Optionee and the Company desire to modify the stock option agreement(s), as previously amended, which govern the Options (the "Option Agreement") as set forth herein.

         NOW, THEREFORE, for good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree that each Option Agreement shall be and hereby are modified as follows:

                  1. Exhibit 2 to the Option Agreement is amended by deleting the Minimum Level EBITDA amounts in column (A), the Target annual EBITDA amounts in column (B) and the Cumulative Target EBITDA amounts in column (C) and replacing them with the following:

                                     (A)               (B)              (C)
                                                                    Cumulative
            Fiscal Year            Minimum           Target            Target
            -----------            -------           ------            ------
                2000                60,000            75,000          141,000
                2001                73,600            92,000          233,000
                2002                88,000           110,000          343,000
                2003                96,000           120,000          463,000
                2004               104,800           131,000          594,000

         2. The first sentence of Section 3(a) is amended by deleting the works "one-fifth (1/5)" and replacing them with "one-fourth (1/4)".

         3. Optionee agrees to execute such further documents, if any, as are considered necessary or appropriate by the Company to implement this Modification.

         4. Except as set forth herein, all other terms and conditions of the Options remain in effect.

         IN WITNESS WHEREOF, the undersigned have executed this Second Stock Option Modification Agreement as of the date herein above.

WERNER HOLDING CO. (PA), INC., a                       OPTIONEE
Pennsylvania corporation

By: ___________________                         Name:
        Dennis G. Heiner

Its: President and CEO                          Signature: ____________________

                                                Options Covered: